4th Quarter 2008 Earnings

February 26, 2009

This presentation may contain “Forward-Looking Statements”.  All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.  We can give no assurance that these expectations will prove to be correct.  Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent SkyTerra Forms 10-Q and 10-K, on file with the SEC.

Update on Possible Offer for Inmarsat

1.

Hart-Scott-Rodino filing was completed and the
Department of Justice Antitrust Division did not make a
second request for information

2.

Next, the FCC will determine whether they view the
possible offer for Inmarsat as in the public interest

3.

SkyTerra continues to work cooperatively with Harbinger in
the pursuit of the possible offer for Inmarsat

Qualcomm Update

1.

Qualcomm is integrating the 1.5 Band and a satellite air interface into two of their mainstream chipset platforms scheduled for commercial release mid-2010

2.

TerreStar has joined SkyTerra and ICO in the chipset development program, and will share the associated non-recurring engineering costs

3.

Qualcomm will be including the  1.5 Band and satellite air interface into two multi-technology chipset platforms, including Qualcomm’s first chip to support LTE

4.

The satellite air interface and 1.5 Band capability will be embedded into the core chipsets

There is no separately-produced “satellite version” of the chipset

There is zero incremental cost to use the satellite or 1.5 Band feature on the chip

5.

The relationship with Qualcomm is not exclusive

Recent SMART™ Group Progress

1.

The Satellite Mutual Aid Radio Talkgroups (SMART) program connects federal, state, local, and tribal safety professionals via nine geographically-
focused, and nine profession-focused talkgroups

2.

With the SMART program, SkyTerra has overcome the communications limitations that have plagued the public safety community for years:
interoperability, redundancy, and ubiquity

3.

SMART program uptake remains brisk, with 3,300 locations now participating

4.

The Intl. Association of Fire Chiefs Technology Council authored an extensive information paper on SMART

Copies can be downloaded from the IAFC Web site (www.iafc.org) or SkyTerra’s
Web site (www.skyterra.com)

5.

We believe the SMART program represents only one example of the uses of our system for critical government and enterprise applications

Regional SMART Information

NE-SMART: CT, DE, MA, ME, NH, NY, NJ, PA, RI, & VT
Manager: Connecticut State Police
Email: NESMART@po.state.ct.us

M-SMART: DC, DE, MD, PA, VA, & WV
Manager: Allegany County (MD) Dept. of Public Safety and Homeland Security
Email: MSMART@allconet.org

SE-SMART: AR, AL, FL, GA, KY, LA, MS, NC, SC, TN, VA & WV
Manager: Fairfax County (VA) OEM/Public Safety Comm.
Email: SESMART@fairfaxcounty.gov

G-SMART: AL, FL, LA, MS, TX, PR & USVI
Manager: LA Governor's Office of Homeland Security & Emergency Preparedness
Email: GSMART@OHSEPLouisiana.gov

MW-SMART: IA, IL, IN, KS, KY, MI, MN, MO, OH, ND, NE, SD, WI, & WV
Manager: IN Department of Homeland Security
Email: MWSMART@dhs.IN.gov

SW-SMART: AZ, CA, CO, NV, NM, OK, TX, & UT
Manager: Contra Costa County Fire Protection District
Email: SWSMART@cccfpd.org

W-SMART: AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA & WY
Manager: CA State Office of Emergency Services
Email: WSMART@oes.ca.gov

NW-SMART: AK, CA, ID, MT, OR, WA, & WY
Manager: WA State Emergency Management Division
Email: NWSMART@emd.wa.gov

CUSEC-1: AL, AR, IL, IN, KY, MS, MO & TN
Manager: Central United States Earthquake Consortium
Email: CUSEC-1@cusec.org

Nationwide SMART Information

J-SMART: National Talkgroup for Public Safety Agencies
Manager: Department of Justice and FBI
Email: SMART@usdoj.gov

NPHST-1 & 2: National Public Health Talkgroups
Manager: Kentucky Department of Public Health
Email: NPHST@ky.gov

NS/EP - G,I, & E - National Security and Emergency Preparedness
Manager: National Communications System
Email: csrhelp@skyterra.com

E-SMART: Emergency Medical Services
Manager: Kentucky Department of Public Health
Email: ESMART@ky.gov

F-SMART: National Fire Service Talkgroups
Manager: Charlottesville, VA Fire Department
Email: FSMART@charlottesville.org

L-SMART: National Law Enforcement Talkgroup Talkgroup
Manager: US Marshals Service
Email: LSMART@usdoj.gov

February 26, 2009
SKYTERRA COMMUNICATIONS

Organization of SMART Talkgroups

Satellite Construction Program

1.

The surface for the 22-meter reflector has now been mated to the structure and the first full stowage test has been completed

2.

The payload module assembly is now complete and testing is underway

3.

The GBBF hardware emulator has been integrated into the Satellite-Based
Network Test bed at Boeing

4.

The launch window for SkyTerra 1 is expected to be open from March
2010 through May 2010

5.

The launch window of SkyTerra 2 is expected to occur in the 4th quarter of
2010 or the first quarter of 2011

6.

We have accepted the Saskatoon facility, with all four gateways expected to be completed by the 3 rd quarter of 2009

7.

We are now in a formal process, under ITU rules, to coordinate our satellites with the operators from and the governments of the U.S.,
Mexico, Canada, and the U.K.

Frost & Sullivan Award

1.

SkyTerra holds some 80 U.S. and approximately 100 international patents in many aspects of our next-generation satellite-terrestrial network

2.

SkyTerra continues to play an advanced leadership role in the ATC sector

We have 90 U.S. and 230 international patent applications pending

3.

SkyTerra announced in January that it received the 2009 North American
Space Communications Technology Innovation of the Year Award from
Frost and Sullivan

4.

This prestigious award is part of the Frost and Sullivan Best Practices
Award Program

5.

The award recognizes SkyTerra’s pioneering efforts in developing our innovative, integrated satellite-terrestrial network that could dramatically improve the utility of wireless communications worldwide

Wireless Market Perspectives

1.

According to Gartner, wireless services are expected to grow at a 6.5% rate in 2009

2.

A study released by the Kelsey Group predicts Smartphone users will grow from 19%
today to 49% by 2010

3.

We believe that the completion of 3G networks, the aggressive deployment of LTE, and the greater adoption of powerful data-enabled devices will lead to significant substitution of wireless for wire line data services

4.

The effects on spectrum utilization from data usage and substitution will be significantly amplified compared to voice substitution

5.

Ample spectrum resources are more critical than ever, particularly in difficult economic environments

The market for wireless services remains strong, particularly for data and broadband, even during this weak economic environment:

Three months ended December 31	
	2008	2007
Revenue:		
Service and related revenues	$ 6,678	$ 7,085
Equipment sales	773	1,312
Other revenues	183	305
Total Revenue	7,634	8,702
Operating expenses:		
Cost of equipment sold	714	1,041
Operations and cost of services	9,228	7,582
Sales and marketing	2,040	2,324
Research and development	4,366	3,519
General and administrative	9,705	7,985
Depreciation and amortization	8,142	7,401
Impairment of goodwill	10,389	-
Total operating expenses	44,584	29,852
Operating loss	(36,950)	(21,150)
Other income (expense):		
Interest income	592	3,271
Interest expense	(10,262)	(8,245)
Impairment of investment in TerreStar Networks	(11,055)	(12,000)
Other income (expense), net	(232)	196
Loss before provision for income taxes and minority interest	(57,907)	(37,928)
Benefit for income taxes	352	237
Minority Interest	129	656
Loss before extraordinary gain	(57,426)	(37,035)
Extraordinary gain on acquisition of minority interest	3,006	-
Net Loss	$ (54,420)	$ (37,035)
Loss per common share:		
Loss before extraorinary gain	$ (0.54)	$ (0.36)
Extraordinary gain	$ 0.03	$ -
Basic and diluted loss per common share	$ (0.51)	$ (0.36)
Basic and diluted weighted average common shares outstanding	106,342,215	100,037,720

February 26, 2009
SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Income Statement

Period Ended December 31, 2008		SkyTerra Inc	SkyTerra LP	Eliminations	Consolidated
Assets					
Cash, cash equivalents and investments	$	9,581	102,800	-	112,380
Accounts receivable, net		-	5,504	-	5,504
Other current assets		2,402	6,735	-	9,137
Total Current Assets		11,982	115,039	-	127,022
Investment in TerreStar		7,370			7,370
Investment in MSV LP		27,216		(27,216) (1)	
Property & equipment, net		-	688,360	-	688,360
Other long-term assets		-	555,963	(18,013) (2)	537,950
Total Assets		46,568	1,359,362	(45,228)	1,360,702
Liabilities and Stockholders Equity					
Current Liabilities		3,807	24,153	-	27,960
Long-term debt		-	837,819	-	837,819
Other long-term liabilities		18,013	23,570	(18,013) (2)	23,570
Total Liabilities		21,820	885,541	(18,013)	889,349
Minority Interest		-	-	-	-
Stockholders' (deficit) equity:		24,749	473,820	(27,216) (1)	471,353
Total liabilities and stockholders equity		46,568	1,359,361	(45,228)	1,360,702

(1) Eliminate SKYT warrants issued on Harbinger debt to MSV.

(2) Eliminate intercompany note and accrued interest.

February 26, 2009

SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Balance Sheet

SkyTerra Capitalization Structure

SKYT Debt:		
14% Senior Secured Discount Notes (MSV)		629,759,323
16.5% Senior Unsecured Notes (MSV)		147,119,193
Boeing Deferrals (MSV)		60,940,000
Velocity (MSV)		372,082
SKYT Debt	$	838,190,597
SKYT Cash and Liquid Investments	$	112,380,218
SKYT Net Debt	$	725,810,379
SKYT Market Capitalization:		
SKYT Total Common Shares Outstanding		108,781,286
SKYT and MSV Options [(2)]		5,711,857
SKYT Warrants		7,500,000
SKYT Fully Diluted Shares Outstanding		121,993,143

(1) Debt balance as December 31, 2008

(2) Using Treasry Method at $5.00 per share

February 26, 2009

SKYTERRA COMMUNICATIONS

SkyTerra Capital Structure (1)

Payments to Date	Estimated Thru 3Q10	Total Est. Thru 3Q10
Boeing:	$ 435.6	$ 110.9	$ 546.5
Satellite Base Station Development:	$ 33.7	$ 32.3	$ 66.1
Launch Services:	$ 37.8	$ 134.5	$ 172.3
Insurance:	$ -	$ 60.8	$ 60.8
Total:	$ 507.2	$ 338.4	$ 845.6
Net Available Cash:			
Cash on Hand (as of 12/31/08):	$ 112.4		
Plus: January 7, 2009 Funding:	$ 150.0		
Plus: Harbinger Committed Financing:	$ 350.0		
Less: Satellite System Costs:	$ (338.4)		
Net Available Cash:	**$ 274.0** [1]		

[1] Available to fund chipset and device development, OSS/BSS, System Integration, etc.

February 26, 2009

SKYTERRA COMMUNICATIONS

NextGen Satellite System Costs ($ in mm’s)